UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 22, 2005
CELL GENESYS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-19986	94-3061375

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
500 Forbes Boulevard
South San Francisco, California 94080
(Address of principal executive offices including zip code)
(650) 266-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
     On November 22, 2005 Cell Genesys, Inc. issued a press release announcing that Genzyme Corporation had acquired Cell Genesys’ manufacturing operation in San Diego, California. A copy of the press release with respect to the sale is attached hereto as Exhibit 99.1 and hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits
(c)Exhibits

Exhibit number	Description
99.1	Text of press release of Cell Genesys, Inc., dated November 22, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL GENESYS, INC.
Date: November 22, 2005	By:	/s/ Sharon E. Tetlow
Sharon E. Tetlow
Senior Vice President and Chief Financial Officer (Principal Accounting Officer)

Exhibit Index

Exhibit number	Description
99.1	Text of press release of Cell Genesys, Inc., dated November 22, 2005.